November 13, 2024

NusaTrip Incorporated
28F AIA Central, Jl. Jend. Sudirman No.Kav. 48A,
RT.5/RW.4, Karet, Semanggi, Kota Jakarta Selatan,
Daerah Khusus Ibukota, Jakarta 12930, Indonesia

Grit Multi-Strategies Investment Company Limited
2002, Building 33, Yajule Fuchun Shanju
Huangpu District, Guangzhou City,
Guangdong Province, China
Attn: Jue Wang, Director

Re: Amendment to Securities Purchase Agreement

Ladies and Gentlemen:

Reference is hereby made to that (i) certain Securities Purchase Agreement dated as of Ocotber 18, 2024 (the **"SPA"),** by and among NusaTrip Incorporated, a Nevada corporation (the **"Issuer")** and the undersigned investors (collectively, each a **"Purchaser"** and collectively, the **"Purchasers"),** and (ii) those certain unsecured promissory notes, in the form attached thereto as Exhibit A (the **"Notes")** to be issued to the Purchasers at Closing. This letter amendment is referred to herein as this **"Amendment".** Capitalized terms used but not defined herein shall have the meanings set forth in the SPA and the Notes.

This Amendment shall be effective upon the execution and delivery of this Amendment by the Issuer and the Purchasers (such time, the **"Effective Time").**

I. Amendment to the Notes.

With respect to each Note issued by the Issuer to the Purchasers under the SPA and currently outstanding and each Note issuable by the Issuer to the Holders under the SPA (collectively, the **"Notes"),** the Holders and the Issuer hereby agree that, effective as of the Effective Time:

a. the definition " Note Conversion Price" in the SPA shall be amended and restated to read in its entirety as follows:

" Note Conversion Price" means the Conversion Price provided in the Note and herein.

b. Note Conversion Price and Number of Shares shall be added below Subscription Amount on the Purchaser Signature Page in the SPA to read follows:

"Note Conversion Price: US$1.50.
Number of Shares: 355,556."

2. Miscellaneous.

a. The provisions of this Amendment shall become effective at the Effective Time.

b. Except as otherwise expressly provided herein, nothing contained herein shall constitute or be deemed to be a waiver or amendment of, or consent to any departure from any other term or provision in the SPA, each of which shall continue unmodified and in full force and effect, nor shall the foregoing consent and amendment constitute a course of dealing among the parties. Except as specifically set forth herein, the each of the Purchasers reserve all of their rights and remedies under the SPA.

c. This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart. Delivery of an executed signature page of this Amendment by facsimile transmission or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

(Remainder of page intentionally blank; signature pages follow)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective duly authorized officers on the date first written above.

NUSATRIP INCORPORATED

By: */s/ Tjin Patrick Soetanto*

Name: Tjin Patrick Soetanto

Title: Chief Executive Officer

GRIT MULTI-STRATEGIES INVESTMENT COMPANY LIMITED

By: */s/ Jue Wang*

Name: Jue Wang

Title: Director